UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 24, 2010

Semtech Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road
Camarillo, California	93012-8790
(Address of Principal Executive Offices)	(Zip Code)

805-498-2111

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05  Amendment of the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On June 24, 2010, the Board of Directors of the Company adopted a revised and amended Code of Ethics (“New Code of Ethics”), superseding and replacing the prior Code of Ethics adopted in 2004.

The New Code of Ethics was adopted by the Board of Directors on June 24, 2010 in the form of a Company-wide Code of Conduct.  The New Code of Ethics includes provisions, content, principles, and guidelines that apply to all of the Company’s officers, directors and employees.  The provisions, content, principles and guidelines contained in the New Code of Ethics are comparable to and consistent with such as were contained in the Code of Ethics as adopted by the Board of Directors in 2004.  The New Code of Ethics now incorporates the Company’s Core Values.  Additionally, it includes enhanced provisions, content, principles and guidelines, and is presented in a booklet format with a “plain English” style to enhance ease of use and understanding.   The foregoing summary is subject to and is qualified in its entirety by reference to the full text of the New Code of Ethics, a copy of which is attached as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference into this Item 5.05.

The New Code of Ethics will be posted under “Corporate Governance” in the Company’s “Investors” section of the Company’s website, www.semtech.com.

Item 5.07  Submission of Matters to Vote of Stockholders.

The Annual Meeting of Stockholders of Semtech Corporation (“Semtech” or the “Company”) was held on June 24, 2010.  Proxies were solicited by the Company pursuant to Regulation 14 under the Securities and Exchange Act of 1934 for the following 2 proposals:

Proposal 1:  To elect members of the Board of Directors; and

Proposal 2:  To ratify the appointment of Ernst & Young LLP as the independent registered public accountant for the Company for fiscal year 2011.

Proxies representing 59,174,360 shares of the common stock eligible to vote at the meeting, or 95.3% of the outstanding common shares, were voted.

The following is a tabulation of the votes with respect to each of the proposals:

Proposal One

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Glen M. Antle	51,384,497	4,145,741	3,644,122
W. Dean Baker	52,373,697	3,156,541	3,644,122
James P. Burra	52,449,488	3,080,750	3,644,122
Bruce C. Edwards	54,568,780	961,458	3,644,122
Rockell N. Hankin	52,545,880	2,984,358	3,644,122
James T. Lindstrom	53,477,403	2,052,835	3,644,122
Mohan R. Maheswaran	53,844,661	1,685,577	3,644,122
John L. Piotrowski	51,378,062	4,152,176	3,644,122

Proposal Two

Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
53,854,986	5,310,656	8,718	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed herewith:

14.1   Semtech Corporation Core Values and Code of Conduct June 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2010	SEMTECH CORPORATION

	By:	/s/ Emeka Chukwu
Emeka Chukwu
Chief Financial Officer